EXHIBIT 99.2

SUN AMERICAN BANCORP AND BEACH BANK
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

The following unaudited pro forma condensed combined financial information is based on the historical financial statements of Sun American Bancorp (after giving effect to the asset acquisition of Beach Bank) and Beach Bank and has been prepared by Sun American Bancorp to illustrate the effects of the acquisition transaction. The unaudited pro forma condensed consolidated balance sheet as of September 30, 2006 and the unaudited pro forma condensed consolidated statement of income for the nine months ended September 30, 2006 and for the fiscal year ended December 31, 2005 give effect to the acquisition transaction, accounted for under the purchase method of accounting. Under the purchase method of accounting, the aggregate consideration paid is allocated to the tangible and identifiable intangible assets acquired and liabilities assumed on the basis of their fair values on the effective date of the acquisition transaction. Any excess purchase price is recorded as goodwill.

The unaudited pro forma condensed combined consolidated financial statements have been prepared based on a final audited balance sheet of Beach Bank as of the date prior to the closing of the acquisition transaction. Sun American Bancorp has disputed certain components of the final audited balance sheet and the final results will be determined through the dispute resolution process described in the Asset Acquisition and Assumption Agreement among Sun American Bancorp, Sun American Bank (collectively “SAB”) and Beach Bank (the “Agreement”). The final results of the dispute resolution process may differ materially from the information presented in these unaudited pro forma condensed combined consolidated financial statements. In addition, the impact of ongoing integration activities could cause material differences in the information presented.

The unaudited pro forma condensed consolidated statement of income for the nine months ended September 30, 2006 has been derived from the unaudited interim financial statements of Sun American Bancorp and Beach Bank. The unaudited pro forma condensed consolidated statement of income for the fiscal year ended December 31, 2005 is based on the audited financial statements of Sun American Bancorp and Beach Bank. The unaudited pro forma condensed consolidated statements of income give effect to the acquisition transaction as if it had been consummated as of January 1, 2005. The unaudited pro forma condensed consolidated financial statements do not give effect to any anticipated cost savings or revenue enhancements in connection with the acquisition transaction.

These unaudited pro forma condensed consolidated financial statements should be considered together with the historical financial statements of Sun American Bancorp and Beach Bank, including the notes thereto. The pro forma financial information is based on certain assumptions described in the accompanying notes to the Unaudited Pro Forma Condensed Consolidated Financial Information and does not necessarily indicate the consolidated financial position or the results of operations in the future or the consolidated financial position or the results of operations that would have been realized had the acquisition transaction been consummated during the periods or as of the date for which the pro forma financial information is presented.

Exhibit 99.2 - Page 1

SUN AMERICAN BANCORP
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

	As of September 30, 2006
	Sun American Bancorp	Beach Bank	Purchase Accounting Adjustment	(m)	Pro Forma Consolidated
	(In thousands, except per share data)
ASSETS
Cash and balances due from financial institutions	$8,102	$2,158	$(100)	(a)	$10,160
Federal funds sold	1,000	17,038	—		18,038
Total cash and cash equivalents	9,102	19,196	(100)		28,198
Securities available for sale	5,190	—	—		5,190
Securities held to maturity	23,638	24,429	(742)	(b)	47,325
Net Loans	272,378	68,483	(593)	(c)	340,268
Federal Reserve Stock	1,702	—	—		1,702
Federal Home Loan Bank Stock	1,814	241	—		2,055
Premises and fixed assets	7,986	1,130	(310)	(d)	8,806
Accrued Interest Receivable	1,626	537	—		2,163
Due from related party	—	1,206	—		1,206
Goodwill	5,287	—	11,918	(e)	17,205
Intangible Assets	564	—	1,120	(f)	1,684
Other assets	1,214	1,268	(890)	(g)	1,592
	$330,501	$116,490	$10,403		$457,394
LIABILITIES
Deposits
Noninterest-bearing	$29,190	$22,554	$—		$51,744
Interest-bearing	207,488	84,260	(25)	(h)	291,723
Total Deposits	236,678	106,814	(25)		343,467
Federal funds purchased and securities sold u/a to repurchase	722	748	—		1,470
FHLB borrowings	28,000	—	—		28,000
Accrued expense and other liabilities	1,584	236	—		1,820
Total Liabilities	266,984	107,798	(25)		374,757
Minority Interest	27	—	—		27
STOCKHOLDERS’ EQUITY
Common Stock	419	6,039	(6,001)	(i)	457
Capital Surplus	67,822	3,685	15,397	(j)	86,904
Undivided Profits	(4,551)	(1,032)	1,032	(k)	(4,551)
Unrealized Loss on AFS securities	(200)	—	—		(200)
Total Stockholders’ Equity	63,490	8,692	10,428		82,610
	$330,501	$116,490	$10,403		$457,394
Number of Common Shares Outstanding	19,218	6,039	3,844	(l)	23,062
Total book value per common share	$3.30	$1.44			$3.58
Tangible book value per common share	$3.00	$1.44			$2.76
Pro forma equivalent book value per common share for Beach Bank common shares exchanged for Sun American Bancorp common shares					$2.28

———————

a)

To record direct costs of issuing common stock ($100) .

b)

To record fair value adjustment of securities.

Exhibit 99.2 - Page 2

c)

To record fair value adjustment of loans for $1,155 and offset by a fair value adjustment of the allowance for loan losses of $593.

d)

Adjustment to carrying value of premises and equipment for obsolete fixed assets.

e)

Goodwill (see Note 2).

f)

Core deposit intangible.

g)

To record fair value of Miami Beach branch lease and to reflect payment of $1 million to a related party of Beach Bank.

h)

To record fair value adjustment of certificates of deposit.

i)

To eliminate Beach Bank equity accounts ($6,039) and to issue 3,844,000 shares of Sun American Bancorp common stock ($38) with a par value of $0.01.

j)

To eliminate Beach Bank equity accounts ($3,685), record direct costs of issuing common stock ($100), and record capital surplus upon issuance of (3,844,000) shares of Sun American Bancorp common stock.

k)

To eliminate Beach Bank net loss ($1,032).

l)

Issuance of Sun American Bancorp common stock to purchase substantially all of the assets, and assume substantially all of the liabilities, of Beach Bank. The estimated number of shares for issuance is calculated as proceeds of $8,692 (capital as reflected in the final audited closing balance sheet) times 2.35 less $1.0 million of excluded assets and the payment of the directors’ and officers’ liability insurance premium ($208), all divided by $5.00 per share, which equals 3,844,000 shares.

m)

SAB has disputed certain components of the audited final balance sheet that was provided to us by Beach Bank and included herein. The dispute is subject to resolution through the dispute resolution process set forth in the Agreement.  (See 2.01 of this Form 8K)  The final resolution of the dispute is unknown at this time. The pro forma balance sheet reflects the audited final balance sheet of Beach Bank prepared by Beach Bank.  The primary impact of the changes that SAB believes are necessary to the balance sheet to reflect the final balance sheet of Beach Bank would result in a revised pro forma balance sheet that includes the following significant adjustments:

i)  the elimination of the related party receivable to $0.

ii) a decrease of Beach bank total shareholder equity of $1,592 from $8,692 to $7,100.

iii) a decrease in the number of shares issued by SAB from 3,844 to 3,096.

iv) a decrease in share capital issued by SAB of $3,743 and a corresponding decrease in goodwill recorded of $3,743.

Exhibit 99.2 - Page 3

SUN AMERICAN BANCORP
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

	For the Nine Months Ended September 30, 2006
	Sun American Bancorp	Beach Bank	Purchase Accounting Adjustment	(f)	Pro Forma Consolidated
	(In thousands, except per share data)
Interest income	$17,996	$5,425	$263	(a)	$23,684
Interest expense	6,476	2,106	18	(b)	8,600
Net interest income	11,520	3,319	245		15,084
Provision for loan losses	795	—	—		795
Net interest income after provision for loan loses	10,725	3,319	245		14,289
Noninterest income	621	316	—		937
Noninterest expenses
Salaries and employee benefits	5,229	1,918	—		7,147
Occupancy, furniture and equipment expense	2,084	738	(49)	(c)	2,773
Other operating expenses	2,688	1,573	180	(d)	4,441
Noninterest expenses	10,001	4,229	131		14,361
Net income	$1,345	$(594)	$114		$865

Basic net income per common share	$0.07	$(0.10)			$0.04
Diluted net income per common share	$0.06	$(0.10)			$0.03
Weighted average common shares outstanding, basic	18,850	6,039	3,844	(e)	22,694
Weighted average common shares outstanding, diluted	22,367	6,039	3,844	(e)	26,211
Pro forma equivalent net income per common share for Beach Bank common shares exchanged for Sun American Bancorp common shares
Basic					$0.02
Diluted					$0.02

———————

a)

To record amortization of fair value adjustments of loans ($152) and securities ($111) over a 5.5 year straight line method.

b)

To record amortization of fair value adjustments of certificates of deposit over a 3 year straight line method.

c)

To record reduction in depreciation expense related to decrease in carrying value of equipment (-$77) and to record amortization of the fair value of leases ($28).

d)

To record amortization of core deposit intangible over a 9 year period using an accelerated method.

e)

Issuance of Sun American Bancorp common stock to purchase substantially all of the assets, and assume substantially all of the liabilities, of Beach Bank. The  number of shares for issuance is calculated as proceeds of $8,692 (capital as reflected on the final audited closing balance sheet) times 2.35 less $1.0 million of excluded assets  and the payment of the directors’ and officers’ liability insurance premium ($207), all divided by $5.00 per share, which equals 3,844,000 shares.

Exhibit 99.2 - Page 4

SUN AMERICAN BANCORP
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

	For the Year Ended December 31, 2005
	Sun American Bancorp	Beach Bank	Purchase Accounting Adjustment		Pro Forma Consolidated
	(In thousands, except per share data)
Interest income	$16,043	$6,928	$350	(a)	$23,321
Interest expense	4,740	1,981	24	(b)	6,745
Net interest income	11,303	4,947	326		16,576
Provision for loan losses	475	325	—		800
Net interest income after provision for loan losses	10,828	4,622	326		15,776
Noninterest income	1,075	631			1,706
Noninterest expenses
Salaries and employee benefits	4,247	2,577	—		6,824
Occupancy, furniture and equipment expense	1,724	947	(66)	(c)	2,605
Other operating expenses	3,013	3,876	280	(d)	7,169
Noninterest expenses	8,984	7,400	214		16,598
Net income	$2,919	$(2,147)	$112		$884

Basic net income per common share	$0.24	$(0.36)			$0.06
Diluted net income per common share	$0.21	$(0.36)			$0.05
Weighted average common shares outstanding, basic	12,123	6,039	3,844	(e)	15,967
Weighted average common shares outstanding, diluted	13,604	6,039	3,844	(e)	17,448
Pro forma equivalent net income per common share for Beach Bank common shares exchanged for Sun American Bancorp common shares
Basic					$0.04
Diluted					$0.03

———————

a)

To record amortization of fair value adjustments of loans ($202) and securities ($148) over a 5.5 year straight line method.

b)

To record amortization of fair value adjustments of certificates of deposit over a 3 year straight line method.

c)

To record reduction in depreciation expense related to decrease in carrying value of equipment (-$103) and to record amortization of the fair value of leases ($37).

d)

To record amortization of core deposit intangible over a 9 year period using an accelerated method.

e)

Issuance of Sun American Bancorp common stock to purchase substantially all of the assets, and assume substantially all of the liabilities, of Beach Bank. The estimated number of shares for issuance is calculated as proceeds of $8,692 (capital as reflected in the audited final balance sheet) times 2.35 less $1.0 million of excluded assets and the payment of the director’s and officers’ liability insurance premium ($207), all divided by $5.00 per share, which equals 3,844,000 shares.

Exhibit 99.2 - Page 5

NOTES TO UNAUDITED PRO FORMA CONDENSED
CONSOLIDATED FINANCIAL STATEMENTS

Note 1 – Basis of Presentation

These unaudited pro forma condensed consolidated financial statements have been prepared based upon historical financial information of Sun American Bancorp (after giving effect to the acquisition of Beach Bank) and Beach Bank giving effect to the acquisition transaction and other related adjustments described in these footnotes. Certain footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States have been condensed or omitted as permitted by SEC rules and regulations. These unaudited pro forma condensed consolidated financial statements are not necessarily indicative of the financial position or results of operations that would have been achieved had the acquisition transaction actually taken place during the periods or at the dates indicated and do not purport to be indicative of future financial position or results of operations. The unaudited pro forma condensed consolidated combined financial statements should be read in conjunction with the historical financial statements.

The acquisition transaction will be accounted for using the purchase method of accounting, in accordance with accounting principles generally accepted in the United States.

The unaudited pro forma condensed consolidated statements of income combine the historical consolidated statement of income of Sun American Bancorp and historical statement of income of Beach Bank, for the fiscal year ended December 31, 2005, and for the nine months ended September 30, 2006, giving effect to the acquisition transaction and related events as if they had been consummated on January 1, 2005. The unaudited pro forma condensed consolidated balance sheet combines the historical consolidated balance sheet of Sun American Bancorp and the historical balance sheet of Beach Bank, giving effect to the acquisition transaction and related events as if they had been consummated on September 30, 2006.

The unaudited pro forma condensed statements of income do not give effect to any anticipated cost savings or revenue enhancements in connection with the acquisition transaction.

Note 2 – Purchase Price and Purchase Accounting Adjustments

Sun American Bancorp
(In thousands, except per share data)

Sun American Bancorp shares issued for outstanding shares of Beach Bank (a)	3,844
Fair value of Sun American Bancorp stock	$5.00
Subtotal	$19,220
Add: $1 million in cash as an excluded asset	1,000

Pro forma purchase price	$20,220

Net assets of Beach Bank per September 30, 2006 financial statements	$8,692

Purchase accounting adjustments to carrying value of asset or liability:
Securities	(742)
Loans	(593)
Premises & Equipment	(310)
Core Deposit Intangible	1,120
Branch Lease	110
Certificates of Deposit	25
Net pro forma purchase accounting adjustments	(390)
Goodwill	$11,918

———————

a)

SAB has disputed certain components of the audited final balance sheet that was provided to us by Beach Bank and included herein. The dispute is subject to resolution through the dispute resolution process set forth

Exhibit 99.2 - Page 6

in the Agreement.  (See 2.01 of this Form 8K)  The final resolution of the dispute is unknown at this time. The pro forma balance sheet reflects the audited final balance sheet of Beach Bank prepared by Beach Bank.  The primary impact of the changes that SAB believes are necessary to the balance sheet to reflect the final balance sheet of Beach Bank would result in a revised pro forma balance sheet that includes the following significant adjustments:

i)  the elimination of the related party receivable to $0.

ii) a decrease of Beach bank total shareholder equity of $1,592 from $8,692 to $7,100.

iii) a decrease in the number of shares issued by SAB from 3,844 to 3,096.

iv) a decrease in share capital issued by SAB of $3,743 and a corresponding decrease in goodwill recorded of $3,743.

Exhibit 99.2 - Page 7

SUN AMERICAN BANCORP AND INDEPENDENT COMMUNITY BANK
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

The following unaudited pro forma condensed consolidated financial information is based on the historical financial statements of Sun American Bancorp and Independent Community Bank and has been prepared to illustrate the effects of the merger transaction. The unaudited pro forma condensed consolidated balance sheet as of September 30, 2006 and the unaudited pro forma condensed consolidated statement of income for the nine months ended September 30, 2006 and for the year ended December 31, 2005 give effect to the merger transaction, accounted for under the purchase method of accounting. Under the purchase method of accounting, the aggregate consideration paid is allocated to the tangible and identifiable intangible assets acquired and liabilities assumed on the basis of their fair values on the effective dates of the merger transaction. Any excess purchase price is recorded as goodwill.

These unaudited pro forma condensed combined financial statements have been prepared based on preliminary estimates of fair values. The actual amounts recorded as of the closing of the merger transaction may differ materially from the information presented in these unaudited pro forma condensed combined consolidated financial statements. In addition, the impact of ongoing integration activities, the timing of the closing of the merger transaction and other changes in Independent Community Bank’s net tangible and intangible assets that occur prior to the closing of merger transaction could cause material differences in the information presented.

The unaudited pro forma condensed consolidated statement of income for the nine months ended September 30, 2006 has been derived from the unaudited pro forma condensed consolidated statement of income of Sun American Bancorp that has been adjusted to reflect the acquisition of Beach Bank and the unaudited interim financial statements of Independent Community Bank included elsewhere in this proxy statement/prospectus. The unaudited pro forma condensed consolidated statement of income for the year ended December 31, 2005 is based on the unaudited pro forma condensed consolidated statement of income of Sun American Bancorp that has been adjusted to reflect the acquisition of Beach Bank and the audited financial statements of Independent Community Bank included elsewhere in this proxy statement/prospectus. These unaudited pro forma condensed consolidated statements of income give effect to the merger transaction as if each had been consummated as of January 1, 2005. The unaudited pro forma condensed consolidated financial statements do not give effect to any anticipated cost savings or revenue enhancements in connection with the merger transaction.

The unaudited pro forma condensed combined consolidated financial statements of Sun American Bancorp that have been adjusted to reflect the acquisition of Beach Bank have been prepared based on a final audited balance sheet as of the date prior to the closing of the acquisition transaction. SAB has disputed certain components of the final audited balance sheet and the final results will be determined through the dispute resolution process described in the Agreement. The final results of the dispute resolution process may differ materially from the information presented in these unaudited pro forma condensed combined consolidated financial statements. In addition, the impact of ongoing integration activities could cause material differences in the information presented.

The unaudited pro forma condensed consolidated financial statements should be considered together with the historical financial statements of Sun American Bancorp and Independent Community Bank, including the notes thereto, included elsewhere in this proxy statement/prospectus. The pro forma information is based on certain assumptions described in the accompanying notes to Unaudited Pro Forma Condensed Consolidated Financial Information and does not necessarily indicate the consolidated financial position or the results of operations in the future or the consolidated financial position or the results of operations that would have been realized had the merger transaction been consummated during the periods or as of the date for which the pro forma information is presented.

Exhibit 99.2 - Page 8

SUN AMERICAN BANCORP

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

	As of September 30, 2006
	Sun American Bancorp	Independent Community Bank	Purchase Accounting Adjustment		Pro Forma Consolidated
	(In thousands, except per share data)
ASSETS
Cash and balances due from financial institutions	$10,160	$3,021	$(100)	(a)	$13,081
Federal funds sold	18,038	89	(19,070)	(b)	(943)
Total cash and cash equivalents	28,198	3,110	(19,170)		12,138
Securities available for sale	5,190	9,977	—		15,167
Securities held to maturity	47,325	2,000	(74)	(c)	49,251
Net Loans	340,268	105,685	(207)	(d)	445,746
Federal Reserve Stock	1,702	—	—		1,702
Federal Home Loan Bank Stock	2,055	608	—		2,663
Premises and fixed assets	8,806	322	(50)	(e)	9,078
Accrued Interest Receivable	2,163	499	—		2,662
Due from related party	1,206	-	—		1,206
Goodwill	17,205	—	23,713	(f)	40,918
Intangible Assets	1,684	—	3,580	(g)	5,264
Other assets	1,592	488	—		2,040
	$457,394	$122,649	$7,792		$587,835
LIABILITIES
Deposits
Noninterest-bearing	51,744	14,422	—		66,166
Interest-bearing	291,723	84,118	(41)	(h)	375,800
Total Deposits	343,467	98,540	(41)		441,966
Federal funds purchased and securities sold u/a to repurchase	1,470	2,956	—		4,426
FHLB borrowings	28,000	7,000	—		35,000
Accrued expense and other liabilities	1,820	248	—		2,068
Total Liabilities	374,757	108,744	(41)		483,460
Minority Interest	27	—	—		27
SHAREHOLDERS’ EQUITY
Common Stock	457	5,408	(5,368)	(i)	497
Capital Surplus	86,904	4,827	16,871	(j)	108,602
Undivided Profits	(4,551)	3,819	(3,819)	(k)	(4,551)
Unrealized G/L on AFS securities	(200)	(149)	149	(l)	(200)
Total Shareholders’ Equity	82,610	13,905	7,833		104,348
	$457,394	$122,649	$7,792		$587,835

Number of Common Shares Outstanding	23,062	1,082	4,044	(m)	27,106
Total book value per common share	$3.58	$12.86			$3.85
Tangible book value per common share	$2.76	$12.86			$2.18
Pro forma equivalent book value per common share for Independent Community Bank common shares exchanged for Sun American Bancorp common shares					$24.82

Exhibit 99.2 - Page 9

———————

a)

To record direct costs of issuing common stock ($100).

b)

Cash consideration payable to Independent Community Bank for outstanding shares ($15,813) and cash consideration payable ($3,257) to Independent Community Bank for outstanding options.

c)

To record fair value adjustment of investment securities.

d)

To record fair value adjustment of loans.

e)

Adjustment to carrying value of premises and equipment for obsolete fixed assets.

f)

Goodwill (see Note 2).

g)

Core deposit intangible.

h)

To record fair value adjustment of certificates of deposits.

i)

To eliminate Independent Community Bank equity accounts ($5,408) and to issue 4.0 million shares ($40) of Sun American Bancorp common stock with a par value of $0.01.

j)

To eliminate Independent Community Bank equity accounts ($4,827), record direct costs of issuing common stock ($100), and record capital surplus upon issuance of 4.0 million shares of Sun American Bancorp common stock.

k)

To eliminate Independent Community Bank ($3,819) equity accounts.

l)

To eliminate Independent Community Bank ($149) equity accounts.

m)

Issuance of Sun American Bancorp common stock in connection with the merger of Independent Community Bank with and into Sun American Bank (4.044 million shares, assuming no outstanding options to purchase shares of Independent Community Bank common stock are exercised prior to the closing).

Exhibit 99.2 - Page 10

SUN AMERICAN BANCORP

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

	For the Nine Months Ended September 30, 2006
	Sun American Bancorp	Independent Community Bank	Purchase Accounting Adjustment		Pro Forma Consolidated
	(In thousands, except per share data)
Interest income	$23,684	$7,092	$(683)	(a)	$30,093
Interest expense	8,600	2,679	—		11,279
Net interest income	15,084	4,413	(683)		18,814
Provision for loan losses	795	—	—		795
Net interest income after provision for loan losses	14,289	4,413	(683)		18,019
Noninterest income	937	140	—		1,077
Noninterest expenses
Salaries and employee benefits	7,147	1,268	—		8,415
Occupancy, furniture and equipment expense	2,773	340	(13)	(b)	3,100
Other operating expenses	4,441	506	457	(c)	5,404
Noninterest expenses	14,361	2,114	444		16,919
Income before taxes	865	2,439	(1,127)		2,177
Income tax expense	—	875	(875)	(d)	—
Net income	$865	$1,564	$(252)		$2,177

Basic net income per common share	$0.04	$1.45	—		$0.08
Diluted net income per common share	$0.03	$1.41	—		$0.07
Weighted average common shares outstanding, basic	22,694	1,082	4,044	(e)	26,738
Weighted average common shares outstanding, diluted	26,211	1,110	4,044	(e)	30,255
Pro forma equivalent net income per common share for Independent Community Bank common shares exchanged for Sun American Bancorp common shares
Basic					$0.53
Diluted					$0.45

———————

a)

To record amortization of fair value adjustments of loans ($26) and investments ($6) over a 5 to 9 year periods using straight line and accelerated methods which approximate the interest method and to decrease interest income ($715) for the cost of funds used to purchase Independent Community Bank at a federal funds rate of 5%.

b)

To record reduction in depreciation expense related to decrease in carrying value of equipment.

c)

To record amortization of core deposit intangible over a 9 year period using an accelerated method.

d)

No income taxes are recorded as a result of decreasing the valuation allowance for the realizable portion of deferred tax assets associated with NOL carryforwards.

e)

Issuance of Sun American Bancorp common stock in connection with the merger of Independent Community Bank with and into Sun American Bank (4.044 million shares, assuming no outstanding options to purchase shares of Independent Community Bank common stock are exercised prior to the closing).

Exhibit 99.2 - Page 11

SUN AMERICAN BANCORP

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

	For the Year Ended December 31, 2005
	Sun American Bancorp	Independent Community Bank	Purchase Accounting Adjustment		Pro Forma Consolidated
	(in thousands, except per share data)
Interest income	$23,321	$7,517	$(911)	(a)	$29,927
Interest expense	6,745	2,383	(41)	(b)	9,169
Net interest income	16,576	5,134	(952)		20,758
Provision for loan losses	800	645	—		1,445
Net interest income after provision for loan losses	15,776	4,489	(952)		19,313
Noninterest income	1,706	179	—		1,885
Noninterest expenses
Salaries and employee benefits	6,824	1,274	—		8,098
Occupancy, furniture and equipment expense	2,605	388	(17)	(c)	2,976
Other operating expenses	7,169	695	752	(d)	8,616
Noninterest expenses	16,598	2,357	735		19,690
Income before taxes	884	2,311	(1,687)		1,508
Income tax expense	—	909	(909)	(e)	—
Net income	$884	1,402	$(778)		$1,508

Basic net income per common share	$0.06	$1.31			$0.08
Diluted net income per common share	$0.05	$1.26			$0.07
Weighted average common shares outstanding, basic	15,967	1,071	4,044	(f)	20,011
Weighted average common shares outstanding, diluted	17,448	1,111	4,044	(f)	21,492
Pro forma equivalent net income per common share for Independent Community Bank common shares exchanged for Sun American Bancorp common shares
Basic					$0.49
Diluted					$0.44

———————

a)

To record amortization of fair value adjustments of loans ($35) and investments ($8) over a 5 to 9 year periods using straight line and accelerated methods which approximate the interest method and to decrease interest income ($954) for the cost of funds used to purchase Independent Community Bank at a federal funds rate of 5%.

b)

To record amortization of fair value adjustments of certificates of deposit over a 1 year straight line method.

c)

To record reduction in depreciation expense related to decrease in carrying value of equipment.

d)

To record amortization of core deposit intangible over a 9 year period using an accelerated method.

e)

No income taxes are recorded as a result of decreasing the valuation allowance for the realizable portion of deferred tax assets associated with NOL carryforwards.

f)

Issuance of Sun American Bancorp common stock in connection with the merger of Independent Community Bank with and into Sun American Bank (4.044 million shares, assuming no outstanding options to purchase shares of Independent Community Bank common stock are exercised prior to the closing).

Exhibit 99.2 - Page 12

NOTES TO UNAUDITED PRO FORMA CONDENSED
CONSOLIDATED FINANCIAL STATEMENTS

Note 1 – Basis of Presentation

These unaudited pro forma condensed consolidated financial statements have been prepared based upon historical financial information of Sun American Bancorp and Independent Community Bank giving effect to the merger transaction and other related adjustments described in these footnotes. Certain footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States have been condensed or omitted as permitted by SEC rules and regulations. These unaudited pro forma condensed consolidated financial statements are not necessarily indicative of the results of operations that would have been achieved had the acquisition actually taken place at the dates indicated and do not purport to be indicative of future financial position or operating results. The unaudited pro forma condensed consolidated combined financial statements should be read in conjunction with the historical financial statements.

The merger transaction will be accounted for using the purchase method of accounting, in accordance with accounting principles generally accepted in the United States.

The unaudited pro forma condensed consolidated statements of income combine the historical consolidated statements of income of Sun American Bancorp and historical statement of income of Independent Community Bank, for the fiscal year ended December 31, 2005, and for the nine months ended September 30, 2006, giving effect to the merger transaction and related events as if they had been consummated on January 1, 2005. The unaudited pro forma condensed consolidated balance sheet combines the historical consolidated balance sheet of Sun American Bancorp and the historical balance sheet of Independent Community Bank, giving effect to the merger transaction and related events as if they had been consummated on September 30, 2006.

The unaudited pro forma condensed statements on income do not give effect to any anticipated cost savings or revenue enhancements in connection with the transaction.

Note 2 – Purchase Price and Purchase Accounting Adjustments

	Sun American Bancorp
	(in thousands, except per share data)
Sun American Bancorp shares to be issued for outstanding shares of Independent Community Bank	4,044
Fair value of Sun American Bancorp stock	$5.40
Fair value of Sun American Bancorp stock to be issued	$21,838
Payment for outstanding shares of Independent Community Bank	15,813
Payment for outstanding options of Independent Community Bank	3,257	(b)
Pro forma purchase price	$40,908

Net assets of Independent Community Bank per September 30, 2006 financial statements	$13,905

Purchase accounting adjustments to carrying value of asset or liability: (a)
Investment Securities	(74)
Loans	(207)
Premises & Equipment	(50)
Core Deposit Intangible	3,580
Certificate of Deposits	41
Net pro forma purchase accounting adjustments	3,290
Goodwill	$23,713

Exhibit 99.2 - Page 13

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a)

These purchase accounting adjustments are preliminary estimates and are subject to change primarily as a result of changes in market interest rates or decline in credit quality of the loan and investment security portfolio.

b)

Pro forma amount of cash to be paid for Independent Community Bank stock options at September 30, 2006.

Per Option Value as defined in agreement
Dollar per option	$34.81
Less: Weighted average exercise price per option	10.55
Per Option Value	$24.26
Total stock options outstanding	134,291
Total pro forma amount of cash due to option holders	$3,257,900

Exhibit 99.2 - Page 14